Unit-Based Compensation	9 Months Ended
Sep. 30, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-Based Compensation
Unit-Based Compensation

In March 2017, a total of 17,345 common units, with an aggregate value of $0.3 million, were granted to the non-management directors of the General Partner as part of their annual compensation for 2017.

The Partnership grants restricted unit awards as incentive-based compensation under the Teekay LNG Partners L.P. 2005 Long-Term Incentive Plan to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. The Partnership measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period. The requisite service period consists of the period from the grant date of the award to the earlier of the date of vesting or the date the recipient becomes eligible for retirement. For unit-based compensation awards subject to graded vesting, the Partnership calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the requisite service period. The compensation costs of the Partnership’s unit-based compensation awards are reflected in general and administrative expenses in the Partnership’s consolidated statements of (loss) income.

During March 2017 and 2016, the Partnership granted 60,809 and 132,582 restricted units, respectively, with grant date fair values of $1.0 million and $1.5 million, respectively, to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries who provide services to the Partnership, based on the Partnership’s closing unit price on the grant date. Each restricted unit is equal in value to one of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The restricted units vest equally over three years from the grant date. Any portion of a restricted unit award that is not vested on the date of a recipient’s termination of service is canceled, unless their termination arises as a result of the recipient’s retirement, in which case, the restricted unit award will continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted unit awards is paid to each recipient in the form of units, net of withholding tax. During the three and nine months ended September 30, 2017, a total of nil and 54,999 restricted units (three and nine months ended September 30, 2016, nil and 20,808 restricted units), respectively, with fair values of $nil and $0.8 million, respectively (three and nine months ended September 30, 2016, $nil and $0.8 million), vested. During the three and nine months ended September 30, 2017, the Partnership recognized expenses of $0.1 million and $0.9 million, respectively (three and nine months ended September 30, 2016, $0.1 million and $1.2 million, respectively), relating to the restricted units.